UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
DWS HIGH INCOME TRUST

(Name of Registrant as Specified in Its Charter)
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DWS HIGH INCOME TRUST
(the “Fund”)

A MESSAGE FROM THE PRESIDENT

April 14, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of the Fund to be held on May 28, 2009, at 1:00 p.m., Eastern Time, at the New York Marriott East Side, 525 Lexington Avenue, New York, NY 10017.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Meeting.

You are being asked to consider and act upon two proposals related to the Fund.

First, shareholders are being asked to elect five (5) Board Members to the Board of Trustees of the Fund (the “Board”). In March 2009, the By-Laws of the Fund were amended to provide for the division of the Board into three classes. The Board Members up for election at the Meeting are Class I Board Members and if elected would serve for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. The Board is recommending shareholders vote FOR the election of each Class I Board Member nominee.

Second, shareholders are being asked to vote on a proposal to convert the Fund from a closed-end investment company to an open-end investment company and certain related amendments to the Fund’s Declaration of Trust. The Declaration of Trust for the Fund provides that, if the shares of the Fund have traded on the New York Stock Exchange (“NYSE”) at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding the beginning of each such year, the Board will submit a proposal to convert the Fund to an open-end investment company, including certain related amendments to the Fund’s Declaration of Trust, to the vote of shareholders at the next annual meeting of shareholders. From October 10, 2008 to December 26, 2008 (the “Measurement Period”), the Fund’s shares traded on the NYSE at an average discount from net asset value of more than 10%; therefore, a proposal to convert the Fund to an open-end fund and to authorize certain related amendments to the Fund’s Declaration of Trust is being submitted at the Meeting in accordance with the requirement of the Declaration of Trust.

Deutsche Investment Management Americas Inc. (the “Advisor”) has recommended to the Board that the Fund remain a closed-end fund at this time because: (1) the Advisor does not believe failing the 10% discount trigger during the Measurement Period is representative of the

Fund’s overall performance, and is not reason to take such drastic action given the overall market volatility the closed-end market experienced during the end of 2008; (2) through January and February 2009, the Fund’s discount narrowed significantly in comparison to the Measurement Period; (3) the Advisor has the ability to implement a stock repurchase program should the Fund begin again to trade at a material discount to net asset value; and (4) the Advisor believes that shareholders benefit from the Fund’s closed-end structure. In light of the Advisor’s recommendation, and after conducting a thorough review of the implications of converting the Fund to an open-end fund, the Board is recommending shareholders vote AGAINST the conversion of the Fund to an open-end fund and certain related amendments to the Fund’s Declaration of Trust.

Although we would like very much to have each shareholder attend the Meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have any questions about the proposals, please call Georgeson Inc., the Fund’s proxy solicitor, at 1-800-849-4134, or contact your financial advisor.

Thank you for your cooperation.

Sincerely yours,

Michael Clark
President
DWS High Income Trust

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR GRANT THEIR PROXY BY TELEPHONE OR THROUGH THE INTERNET. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

DWS HIGH INCOME TRUST
345 PARK AVENUE
NEW YORK, NEW YORK 10154

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2009

This is the formal agenda for the annual meeting of DWS High Income Trust (the “Fund”). It tells you the proposals that will be voted on and the time and place of the annual meeting, in the event you choose to attend in person.

To the shareholders of the Fund:

An annual meeting of the shareholders of the Fund will be held May 28, 2009 at 1:00 p.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 (the “Meeting”), to consider the following proposals (each a “Proposal” and, collectively, the “Proposals”):

PROPOSALS:

(I)	To elect five Board Members to the Board of the Fund.

(II)	To approve converting the Fund from a closed-end investment company to an open-end investment company and authorizing certain related amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.

The individuals named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on March 31, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL I — THE ELECTION OF EACH BOARD MEMBER.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL II — CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY AND AUTHORIZING CERTAIN RELATED AMENDMENTS TO THE FUND’S AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST.

In the event that the necessary quorum to transact business for the Fund is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. In addition, the chairman of the Meeting may adjourn the Meeting with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter(s).

This notice and the related proxy material are being mailed to shareholders on or about April 17, 2009. This proxy is being solicited on behalf of the Fund’s Board.

By Order of the Board Members

John Millette
Secretary

April 14, 2009

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-800-849-4134), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

April 14, 2009

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board Members of DWS High Income Trust (the “Fund”) for the Annual Meeting of Shareholders to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 28, 2009 at 1:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposals set forth below (each a “Proposal” and, collectively, the “Proposals”). The principal executive address of the Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Annual Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about April 17, 2009. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund whose shareholders are solicited by this Proxy Statement. The term “Board,” as used herein, refers to the Board of Trustees of the Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Fund (a “Trustee”).

The Meeting is being held to consider and to vote on the following Proposals for the Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSALS:

(I)	To elect five Board Members to the Board of the Fund.

(II)	To approve converting the Fund from a closed-end investment company to an open-end investment company and authorizing certain related amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.

The Board of the Fund recommends that shareholders vote FOR PROPOSAL I — the election of each Board Member.

The Board of the Fund recommends that shareholders vote AGAINST PROPOSAL II — converting the Fund to an open-end investment company and authorizing certain related amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.

The vote required to approve each Proposal is described under “Additional Information — Quorum and Required Vote.”

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the applicable fiscal years (a “Report”), previously has been furnished to the Fund’s shareholders. An additional copy of a Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I
ELECTION OF BOARD MEMBERS

Shareholders of the Fund are being asked to elect five (5) Board Members to the Board as described below. Board Members are elected pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws. In March 2009, the By-Laws of the Fund were amended, in part, to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of the Fund classified themselves by resolution dated March 11, 2009 into three classes as follows: Ms. Dawn-Marie Driscoll and Messrs. Keith R. Fox, Richard J. Herring, William N. Searcy and Robert H. Wadsworth were designated as Class I Board Members, each to serve until the annual meeting of shareholders in 2009 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton Jr., Paul K. Freeman and William McClayton were designated as Class II Board Members, each to serve until the annual meeting of shareholders in 2010 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; and Ms. Rebecca W. Rimel and Messrs. John W. Ballantine, Kenneth C. Froewiss and Axel Schwarzer were designated as Class III Board Members, each to serve until the annual meeting of shareholders in 2011 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed.

At each annual meeting beginning with this Meeting, the Class of Board Members elected at such meeting will be elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed.

Pursuant to the amended By-Laws, five (5) Class I Board Members are to be elected at the Meeting by shareholders of the Fund, each to hold office until the annual meeting of shareholders in 2012 and until such Board Member’s successor has been duly elected and qualified or until such Board Member sooner dies, resigns, retires or is removed. The Class I Board Member nominees for election at the Meeting are: Ms. Driscoll and Messrs. Fox, Herring, Searcy and Wadsworth. The individuals nominated for election as Class I Board Members of the Fund listed above were nominated by the Fund’s present Board. The nominees are currently Class I Board Members of the Fund and are currently Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”). All the nominees were last selected to the Board at the previous annual meeting of shareholders in 2008.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Class I Board Member nominees unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Class I Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Information is provided below as of April 1, 2009 for each Class I Board Member nominee for election at the Meeting and other Board Members. All of the Class I Board Member nominees would be “non-interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”). Each Class I Board Member nominee has indicated a willingness to serve if elected.

Unless otherwise noted, each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity.

Independent Board Members

Position with the
DWS Funds(2)
and Length of
Name and	Business Experience and	Time Served; and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	Board Member since 1999;(3) and Term: as a Class III Board Member of the Fund until 2011.
Henry P. Becton, Jr. (1943)	Vice Chair, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation; former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Board Member since 1990;(3) and Term: as a Class II Board Member of the Fund until 2010.

Position with the
DWS Funds(2)
and Length of
Name and	Business Experience and	Time Served; and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987;(3) and Term: as a Class I Board Member of the Fund until 2009.
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Board Member since 2002,(3) Chairperson since 2009; and Term: as a Class II Board Member of the Fund until 2010.
Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001;(3) and Term: as a Class III Board Member of the Fund until 2011.
Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	Board Member since 1996;(3) and Term: as a Class I Board Member of the Fund until 2009.

Position with the
DWS Funds(2)
and Length of
Name and	Business Experience and	Time Served; and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990;(3) and Term: as a Class I Board Member of the Fund until 2009.
William McClayton (1944)	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Board Member since 2004;(3) and Term: as a Class II Board Member of the Fund until 2010.
Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	Board Member since 1995;(3) and Term: as a Class III Board Member of the Fund until 2011.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Board Member since 1993;(3) and Term: as a Class I Board Member of the Fund until 2009.

Position with the
DWS Funds(2)
and Length of
Name and	Business Experience and	Time Served; and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997;(3) and Term: as a Class II Board Member of the Fund until 2010.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 2004;(3) and Term: as a Class I Board Member of the Fund until 2009.

Interested Board Member

Position with the
DWS Funds(2)
and Length of
Name and	Business Experience and	Time Served; and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Axel Schwarzer (1958)	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	Board Member since 2006;(3) and Term: as a Class III Board Member of the Fund until 2011.

(1)	Unless otherwise indicated, the mailing address of each Board Member is c/o Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Each Board Member, except Mr. Wadsworth, currently oversees 133 funds in the DWS funds complex. Mr. Wadsworth currently oversees 136 funds in the DWS funds complex.

(3)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of securities beneficially owned and the amount of shares beneficially owned by each Board Member in the Fund as of March 31, 2009.

Under its Board Governance Policies, the Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS funds.

Officers

The officers of the Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Board Member by the Fund for its most recently completed fiscal year and to each Board Member by the DWS funds complex for the calendar year ended December 31, 2008.

Certain Indemnification Arrangements

In addition to indemnification rights provided by the governing instruments of the Fund, Board Members may be eligible to seek indemnification from DIMA in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (the “Affected Funds”), DIMA has agreed to indemnify and hold harmless the Affected Funds (“Fund Indemnification Agreement”) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds’ Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members to the Funds or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member’s duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. If the Class I Board Member nominees are elected by shareholders, the Board will be comprised of one individual who would be an interested Board Member, and twelve individuals who would be Independent Board

Members. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Class I Board Member nominees are elected by shareholders, 92% of the Board Members will be Independent Board Members. Each of the Class I Board Member nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2008, the Board met eight times. Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2008.

The Board of the Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904, who will forward it to a specific Board Member if addressed to that Board Member.

Dr. Freeman has served as Chairperson of the Board of the Fund since January 1, 2009. He was elected for an initial three year term ending December 31, 2011.

The Board of the Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Fixed-Income and Quant Oversight Committee, Operations Committee and Marketing and Shareholder Services Committee (each a “Committee”). For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2008 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The Fund’s Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Exhibit D. The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds. During the calendar year 2008, the Audit Committee of the Fund’s Board held six (6) meetings.

For the 2008 fiscal year, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management. The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page 19. Based on its review of the Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for the Fund’s 2008 fiscal year. The current members of the Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
John W. Ballantine
Henry P. Becton, Jr.
Keith R. Fox
William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached as Exhibit E. The Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE and the CHX listing standards applicable to closed-end funds. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Fund’s Board held five (5) meetings.

Contract Committee. The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Committee of the Fund’s Board held seven (7) meetings.

Fixed-Income and Quant Oversight Committee. The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Fund’s Board held five (5) meetings.

Operations Committee. The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held five (5) meetings and the Valuation Sub-Committee held no meetings.

Marketing and Shareholder Services Committee. The Marketing and Shareholder Services Committee reviews the Fund’s marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Fund’s Board held four (4) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

The election of a Class I Board Member nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote.

Recommendation of the Board

The Board of the Fund believes that the election of each Class I Board Member nominee is in the best interests of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Class I Board Member nominee as set forth in Proposal I.

PROPOSAL II
CONVERSION OF THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END
INVESTMENT COMPANY AND AUTHORIZATION OF
CERTAIN RELATED AMENDMENTS TO THE
FUND’S AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST

The Board recommends that you vote AGAINST converting the Fund to an open-end investment company and authorizing certain related amendments to the Fund’s Declaration of Trust.

Background and Summary. The Fund is registered as a closed-end management investment company under the 1940 Act and has operated as a closed-end fund since its inception in 1987.

The Declaration of Trust for the Fund provides that, commencing on January 1, 1993, and in each year thereafter, if the shares of the Fund have traded on the NYSE at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding the beginning of each such year, the Board will submit a proposal to convert the Fund to an open-end investment company, including the authorization of certain related amendments to the Fund’s Declaration of Trust, to the vote of shareholders at the next annual meeting of shareholders. From October 10, 2008 to December 26, 2008 (the “Measurement Period”), the Fund’s shares traded on the NYSE at prices ranging from 31.44% below net asset value to 5.25% below net asset value, with an average discount during the Measurement Period of 18.26%. Therefore, a proposal to convert the Fund to an open-end fund and to authorize certain related amendments to the Fund’s Declaration of Trust is being submitted at the Meeting in accordance with the requirement of the Declaration of Trust. For more information about the Fund’s average annual discount, see Appendix F.

The Board met in January and March, 2009 to consider this proposal. At the March 2009 meeting, the Board concluded that it was in the best interests of the Fund that the Fund remain a closed-end investment company and recommended that shareholders vote against the proposal to convert the Fund to an open-end fund and to authorize certain related amendments to the Fund’s Declaration of Trust.

Differences Between Open-End and Closed-End Funds. Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares.

Open-end funds issue shares that can be redeemed or sold back to the fund generally at the shares’ net asset value (less any applicable redemption fee or contingent deferred sales charge). Moreover, open-end funds issue new shares at the fund’s offering price which is net asset value per share plus any applicable sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may affect performance.

For a more detailed description of these and other differences between open-end and closed-end funds, please see Appendix G.

Board’s Considerations Relating to the Proposal. The Board Members reviewed detailed information concerning the legal and operational differences between closed-end and open-end investment companies, the advantages and disadvantages of both closed-end and open-end investment companies, the Fund’s performance as a closed-end fund, the historical relationship between the market price of its shares and their net asset value and the possible effects of conversion on the Fund.

The Board considered the Advisor’s recommendation that the Fund remain a closed-end investment company at this time. The Board considered that the Advisor was recommending against conversion because: (1) the Advisor does not believe failing the 10% discount trigger during the Measurement Period is representative of the Fund’s overall performance, and is not reason to take such drastic action given the overall market volatility the closed-end market experienced during the end of 2008; (2) through January and February 2009, the Fund’s discount narrowed significantly in comparison to the Measurement Period; (3) the Advisor has the ability to implement the stock repurchase program described below should the Fund begin again to trade at a material discount to net asset value; and (4) the Advisor believes that shareholders benefit from the Fund’s closed-end structure.

With respect to the benefits of the closed-end fund structure, the Advisor noted the following specific benefits associated with investing in a closed-end fund: (i) the investment flexibility to not sell portfolio securities in a declining market to meet shareholder redemptions which allows a fund to remain fully invested; (ii) the potential for gaining additional income through a leveraged structure; (iii) providing investors who buy shares at a discount the opportunity to enhance their overall investment return if the discount narrows; and (iv) the ability to buy and sell fund shares on an exchange at any time during the trading day. The Advisor also noted that shareholders of the Fund had specifically chosen the closed-end fund structure, and for the entirety of the Fund’s life there was an alternative DWS open-end fund available.

Finally, the Board considered that because the Fund had net assets of approximately $97.8 million as of November 30, 2008, the Fund, after potential post-conversion redemptions, may not be viable as a stand-alone open-end fund going forward. The Board considered that there may not be enough demand in the market at this time for a new, small open-end fixed-income fund to make up for such loss of assets.

Based on all the information considered, the Board determined that converting the Fund from a closed-end investment company to an open-end investment company was not in the best interests of the Fund.

Open Market Common Stock Repurchase Program. In light of the Fund’s discount to net asset value, the Advisor proposed and the Board authorized on January 21, 2009 the Fund to repurchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open-market transactions over a twelve-month period (the “buy-back program”) at the discretion of the Advisor and in accordance with the provisions of Rule 10b-18 under the Securities Exchange Act of 1934. The Advisor believes that the buy-back program provides buying demand for the Fund’s stock, which, in turn, may reduce the discount, and may increase the market liquidity for Fund shares.

Amendments to the Fund’s Declaration of Trust. If shareholders approve Proposal II, the Fund’s Declaration of Trust would be amended to authorize the issuance of redeemable securities at net asset value (as defined), and to provide that its outstanding shares would be redeemable at the option of the shareholders. In addition, certain other changes would be made consistent with the operation of an open-end investment company. Specifically, the Declaration of Trust would be amended to authorize the issuance of additional series of shares and classes thereof from time to time as the Board in its discretion may determine. Each series would have its own investment objective, policies and restrictions and shares of each series would represent interests in separate investment portfolios, each of which would be accounted for separately on the books of the Fund with respect to income, earnings, profits, proceeds, assets and liabilities attributable to that series. Shares of each series would be entitled to vote separately to approve investment advisory agreements, changes in fundamental investment restrictions and distribution plans; but shares of all series would vote together on the election of Board Members and the ratification of the selection of the independent registered public accounting firm. Classes of a series would have such preferences or special or relative rights and privileges as the Board may determine, and each class would vote separately on issues that relate exclusively to that class. The Board has no present intent to authorize additional series of shares of the Fund if the shareholders vote to convert the Fund to an open-end fund. The amended Declaration of Trust would also authorize the Board to cause all the shares in a shareholder account to be redeemed if the value of the shares in the account were less than a minimum amount established by the Board. Certain technical and non-material changes would also be made. The Board would also make conforming changes to the Fund’s By-Laws.

Additional Measures to be Adopted if the Fund Became an Open-End Fund. If the shareholders vote to convert the Fund to an open-end fund and authorize certain related amendments to the Fund’s Declaration of Trust, the Board would take the following additional actions:

1.	Underwriting and Distribution. If the shareholders were to vote to convert the Fund to an open-end investment company, the Board would consider whether to select a principal underwriter of the shares of the Fund, which underwriter could be DWS Investments Distributors, Inc. (“DIDI”), an affiliate of the Advisor and the principal underwriter for the DWS Funds. In that event, the shares could be offered and sold directly by DIDI itself and by any other broker-dealers who entered into selling agreements with DIDI, although there is no assurance that DIDI or any such other broker-dealer firms would be able to generate sufficient sales of Fund shares to offset redemptions, particularly in the initial months following conversion.

2.	Redemptions in Kind. The Board reserves the right to meet redemptions following the Fund’s conversion to an open-end investment company by delivering Fund portfolio securities to the redeeming shareholder (“redemption in kind”), rather than paying cash, to the extent that a shareholder’s redemptions during any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Redemptions in kind would shift the cost of liquidating the portfolio securities from the Fund to the redeeming shareholder and, to the extent appreciated securities were delivered, would avoid the recognition of capital gains by the Fund.

3.	Timing. If the shareholders were to vote to convert the Fund to an open-end investment company, a number of steps would be necessary to implement the conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Fund’s shares and the negotiation and execution of a new or amended agreement with its transfer agent. The Board may consider whether it is appropriate to impose a redemption fee on Fund shares redeemed or exchanged following the effective date of the conversion of the Fund to an open-end fund. It is anticipated that a period of approximately six to nine months would be necessary to effect the conversion.

Other. In the event that shareholders of the Fund approve converting the Fund from a closed-end investment company to an open-end investment company, the Board may take such additional actions as it deems in the best interests of the Fund. Such actions may include further amending the Fund’s governance documents (Declaration of Trust and By-Laws) and investment management agreement, which could result in additional costs to the Fund.

Required Vote

The conversion of the Fund to an open-end investment company and authorization of certain related amendments to the Fund’s Declaration of Trust requires the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

Recommendation of the Board

The Board of the Fund believes that converting the Fund to an open-end investment company is not in the best interests of the Fund. Accordingly, the Board unanimously recommends that shareholders vote AGAINST converting the Fund from a closed-end investment company to an open-end investment company and authorizing certain related amendments to the Fund’s Declaration of Trust as set forth in Proposal II.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. E&Y will not be represented at the Meeting.

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Fund’s Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

The following table shows fees billed by E&Y to the Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services preapproved by the Fund’s Audit Committee for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Fund (collectively, the “DIMA Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has reviewed whether E&Y’s receipt of non-audit fees from the Fund, DIMA and all DIMA Entities is compatible with maintaining E&Y’s independence.

	Audit	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
	Fees(1)		DIMA		DIMA		DIMA
Name of Fund	Fund	Fund	Entities	Fund	Entities	Fund	Entities

DWS High Income Trust
2007	$49,261	$0	$250,000	$6,717	$486,614	$0	$0
2008	$56,102	$0	$0	$8,756	$382,000	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees.  The table below shows the aggregate non-audit fees billed by E&Y for services rendered to the Fund and to DIMA Entities for the two most recent fiscal years for the Fund.

DWS High
Income Trust

2007	$1,708,857
2008	$1,715,489

In assessing E&Y’s independence, the Fund’s Audit Committee considers the opinions of Fund management.

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ADDITIONAL INFORMATION

Proxy Costs. The Fund will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Fund to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may call 1-800-849-4134. Any proxy given by a shareholder is revocable until voted at the Meeting.

Quorum and Required Vote. Proxies are being solicited from the Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR election of all Board Member nominees and AGAINST converting the Fund into an open-end investment company and authorizing certain related amendments to the Fund’s Declaration of Trust, and as the persons named in the proxy determine on such other business as may come before the Meeting. In case any nominee shall be unable or shall fail to act as a Board Member by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Board Members may recommend. If an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. The presence at the Meeting of 30% of the shares of the Fund outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for the Fund could not take place on its scheduled date if less than 30% of the shares of the Fund were represented. In the event that the necessary quorum to transact business is not present at the Meeting with respect to the Fund, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to the Fund. In addition, the chairman of the Meeting may adjourn the Meeting with respect to one or more matters to be considered at the Meeting whether or not a quorum is present with respect to such matter(s). Adjournment will subject the Fund to additional expenses. For purposes of determining the presence of a quorum for transacting business at the Meeting, “broker non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Both Proposal I, election of Board Members for the Fund, and Proposal II, conversion of the Fund into an open-end investment company and authorization of certain related amendments to the Fund’s Declaration of Trust, each requires the affirmative vote of a majority of the shares outstanding and entitled to vote. On Proposals I and II, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Record Date and Method of Tabulation. Shareholders of record at the close of business on March 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding

DWS High Income Trust	32,271,597.87

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

The tabulator will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For Proposals I and II, “broker non-votes” will have the effect of a vote against the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. As of March 31, 2009, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $6,000, plus reimbursement of out-of-pocket expenses.

However, the exact cost will depend on the amount and types of services rendered. If the Fund record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, may elect to receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Georgeson Inc. toll-free at 1-800-849-4134. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Except as noted above, the Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended November 30, 2008, all filings were timely.

Investment Manager. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund’s Advisor and manager pursuant to an investment management agreement.

Deutsche Asset Management (“DeAM”) is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA,

Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2010 should send their written proposals to the Secretary of the Fund at the following address: One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders will be held in May 2010. A shareholder wishing to submit a proposal for inclusion in the Fund’s proxy statement for the 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than December 18, 2009 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

The Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals to be considered by shareholders at an annual meeting. Pursuant to the advance notice provisions of the Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than November 18, 2009 nor later than 5:00 p.m., Eastern Time, on December 18, 2009. The Fund’s advance notice requirements are set forth in Exhibit H. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 1-800-849-4134.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2009:

The Notice of Meeting, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/dws

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of March 31, 2009, the Board Members and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in the Fund as of March 31, 2009.

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the nominee as of March 31, 2009.

Dollar Range of Equity Securities Beneficially Owned
Interested
Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Axel
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Schwarzer

DWS High Income Trust	0	0	0	0	0	0	0	0	0	0	0	$10,001-$50,000	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Amount of Shares Beneficially Owned
Interested
Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Axel
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Schwarzer

DWS High Income Trust	0	0	0	0	0	0	0	0	0	0	0	5,000	0

A-1

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(5)	and Other Directorships Held

Michael G. Clark (1965) President, 2006-present(1)(3)	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert (1963) Chief Financial Officer, 2004 — present Treasurer, 2005 — present(1)(3)	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette (1962) Vice President, 2008 — present Secretary, 1999 — present(1)	Director(2), Deutsche Asset Management

Caroline Pearson (1962) Assistant Secretary, 1997 — present(1)	Managing Director(2), Deutsche Asset Management

Rita Rubin (1970) Assistant Secretary, 2009 — Present(1)(4)	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Assistant General Counsel, UBS Global Asset Management (2001-2004); Attorney, Kirkpatrick & Lockhart LLP (1999-2001)

B-1

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(5)	and Other Directorships Held

Paul Antosca (1957) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2008 — present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally (1966) Assistant Treasurer, 2008 — present(1)	Director(2), Deutsche Asset Management

Jason Vazquez (1972) Anti-Money Laundering Compliance Officer, 2007 — present(1)(4)	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby (1962) Chief Compliance Officer, 2006 — present(1)(4)	Managing Director(2), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson (1951) Chief Legal Officer, 2008 — present(1)(4)	Director(2), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(2)	Executive title, not a board directorship.

(3)	Address: 345 Park Avenue, New York, New York 10154.

(4)	Address: 280 Park Avenue, New York, New York 10017.

(5)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by the Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member from the DWS fund complex for the calendar year ended December 31, 2008. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods. No Board Member of the Fund receives pension or retirement benefits from the Fund.

	Independent Board Members
	John W.	Henry P.		Dawn-Marie		Keith		Paul K.	Kenneth C.	Richard J.		William		Rebecca		William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.		Driscoll		R. Fox		Freeman	Froewiss	Herring		McClayton		W. Rimel		Searcy, Jr.	Stromberg	Wadsworth

DWS High Income Trust	$1,220	$192		$221		$184		$1,674	$184	$192		$1,371		$184		$192	$184	$1,177
Total Compensation from Fund Complex(1)	$237,500	$246,000	(4)	$292,500(3	)(4)	$229,500	(4)	$255,000	$226,750	$240,000	(4)	$257,500	(2)	$233,500	(4)	$238,000	$225,500	$273,500

(1)	The fund complex is composed of 136 funds.

(2)	Mr. McClayton received $15,000 in calendar year 2008 for his participation in special ad hoc committee meetings in connection with the DWS funds board consolidation.

(3)	Includes $70,000 in annual retainer fees in Ms. Driscoll’s role as Chairperson of DWS funds.

(4)	Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for Ms. Rimel. These meeting fees were borne by the DWS funds.

C-1

EXHIBIT D

DWS FUNDS

AUDIT COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)
As revised January 22, 2009

I.	PURPOSE

The Audit Committee is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to assist the Board1 in fulfilling certain of its responsibilities. This Charter sets forth the responsibilities and powers of the Audit Committee. Except to the extent that certain powers of the Board are specifically delegated to the Audit Committee herein, it shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ accounting and financial reporting policies and procedures, (3) the Funds’ compliance with legal and regulatory requirements related to accounting and financial reporting;2 (4) the independent auditors’ qualifications and independence; and (5) the performance of the Funds’ independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser’s internal audit department, Fund management, and the Board.3

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to establish accounting systems, to plan or conduct audits or to determine that the

 1 To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”
 2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set out in Section IV.
 3 If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee’s charter to address, as one of the Committee’s purposes, that it assist Board oversight of “the performance of the company’s internal audit function.” Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser’s internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser’s internal audit department as set forth in Section IV.B.2.

Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Accordingly, the responsibilities and powers of the Audit Committee shall be limited by recognition of the following general principles:

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Funds’ accounting, reporting and internal control practices.

II.	COMPOSITION

The Audit Committee shall be composed of three or more board members as determined by the Board, each of whom shall be an independent board member. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and consider whether any of its members qualify as an “audit committee financial expert”4 as defined in

 4 An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

Form N-CSR.5 The Audit Committee will submit its recommendations in this regard to the Board for its final determination.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (excluding the Funds), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet on a regular basis as it deems necessary or appropriate, and may hold special meetings as circumstances warrant.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser’s internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A. Charter

Review this Charter annually and recommend changes, if any, to the Board.

B. Internal Controls

1.	Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

 5 If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

2.	Review with Fund management, the independent auditors and the Adviser’s internal audit department:

(a)	the Adviser’s internal audit department’s internal audit scope and plan related to the Funds’ systems for accounting, reporting and internal controls;

(b)	the responsibilities, resources and staffing of the Adviser’s internal audit department with respect to the activities in IV.B.2.(a) above; and

(c)	any significant internal audit findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Funds and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

4.	Review at least annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

C. Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

(a)	the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

(b)	the independent auditors shall report directly to the Audit Committee.

2.	Pre-approve any engagement of the independent auditors to provide any services to the Funds, including the fees and other compensation to be paid to the independent auditors, except as set forth in Section IV.C.4 below. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Funds (“prohibited non-audit services”):

(a)	bookkeeping or other services related to the accounting records or financial statements of the Funds;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[6] of the Adviser providing ongoing services to the Funds), if the engagement relates directly to the operations and financial reporting of the Funds except as set forth in Section IV.C.4 below.

4.	Pre-approval by the Audit Committee with respect to engagements of the independent auditors is not required in the following circumstances:

(a)	The Chair of the Audit Committee (or, in his absence, the Vice Chair of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements

 6 “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)	Pre-approval of non-audit services for a Fund pursuant to Section IV.C. 2 above is not required, if:

(i)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(c)	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to a Fund) pursuant to Section IV.C.3 above is not required, if:

(i)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by such Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

5.	On an annual basis, review a report from the independent auditors describing:

(a)	the independent auditors’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditors and the Fund, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser’s internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

6.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

7.	On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

8.	Review the management letter prepared by the independent auditors and Fund management’s response.

D. Financial Reporting Processes

1.	If the Fund is a listed closed-end investment company,

(a)	review with Fund management and the independent auditors, the Funds’ audited financial statements (including the opinion of the auditors) and recommend to the Board, if appropriate, that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

(b)	review with Fund management and the independent auditors the Funds’ semi-annual financial statements; and

(c)	review the Funds’ process for declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies; and

(d)	review such other matters as may be required by any exchange on which a Fund’s shares are to be listed.

2.	Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 61, including:

(a)	the independent auditors’ judgments about the quality, and not just the acceptability, of the Funds’ accounting principles as applied in its financial reporting;

(b)	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

(c)	all significant adjustments arising from the audit, whether or not recorded by the Fund;

(d)	when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

(e)	any disagreements with Fund management regarding accounting or reporting matters;

(f)	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

(g)	significant deficiencies in the design or operation of internal controls.

3.	The independent auditors shall report, within 90 days prior to the filing of a Fund’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex”[7] as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.	Review, annually, with Fund management and the independent auditors, the Funds’ “disclosure controls and

 7 “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

procedures”8 and the Funds’ “internal control over financial reporting”9 as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

5.	Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management’s most recent evaluation of the Funds’ “disclosure controls and procedures” and “internal control over financial reporting.”

E. Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

F. Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

 8 “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
 9 “Internal control over financial reporting” is a process designed by, or under the supervision of, the Funds’ principal executive and principal financial officers, or persons performing similar functions, and effected by the Funds’ Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Funds’ assets that could have a material effect on the financial statements.

2.	Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund management has taken to monitor and control such risk exposures.[10]

3.	Establish clear hiring policies for the Funds with respect to employees or former employees of the independent auditors, and review similar policies of the Adviser in this regard.

G. Other Responsibilities

1.	Review, annually, the performance of the Audit Committee.

2.	If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.[11]

3.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee’s judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

H. Frequency of Reviews

Except as otherwise specifically provided herein, the Audit Committee shall review the matters recited in this Charter at

 10 The Board has delegated to other committees oversight related to investment risks.
 11 Item 407(d) of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by the requirements of the Public Company Accounting Oversight Board, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

V.	FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT E

DWS FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.	COMPOSITION

The Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

III.  MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A. Board Nominations

1.	Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

2.	Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

 1 To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

3.	Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund’s investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

B. Committee Nominations and Functions

1.	Review at least annually the charters of committees of the Board.

2.	Recommend individuals for membership on all committees and review committee assignments at least annually.

3.	Recommend individuals for Chair and Vice Chair of all committees.

C. Officers Nominations and Functions

Recommend individuals for election as officers of the Funds.

D.	Board Operations

1.	Review matters related to the compensation of board members.

2.	Review matters related to the Funds’ Code of Ethics and potential conflicts of interests.

3.	Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

4.	Review at least annually the effectiveness of board and committee operations.

E. Proxy Voting

1.	At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments.

2.	Review quarterly reports regarding the implementation of such policies.

F. Engagement of Counsel

1.	Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

G. Frequency of Reviews

Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

H. Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.	The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

5.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

APPENDIX F

DWS HIGH INCOME TRUST’S
AVERAGE ANNUAL DISCOUNT

Year	Discount/Premium

1989	7.76%
1990	5.20%
1991	5.75%
1992	5.89%
1993	7.69%
1994	2.00%
1995	4.54%
1996	7.94%
1997	6.82%
1998	8.70%
1999	7.02%
2000	11.82%
2001	29.73%
2002	19.47%
2003	20.12%
2004	16.60%
2005	21.27%
2006	17.87%
2007	0.01%
2008	−11.03%
As of March 31, 2009	−7.56%

F-1

APPENDIX G

DIFFERENCES BETWEEN OPEN-END
AND CLOSED-END INVESTMENT COMPANIES

1. Fluctuation of Capital. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities markets.

In contrast, open-end investment companies, commonly referred to as “mutual funds,” issue redeemable securities. The holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the value of the mutual fund’s net assets at the time of the redemption (less any redemption fee charged by the Fund or contingent deferred sales charge imposed by the Fund’s distributor). Most mutual funds also continuously issue new shares to investors at a price based upon their net asset value at the time of such issuance. Accordingly, an open-end fund may experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares during any particular period.

2. Redeemability of Shares; of Discount and Premium. Open-end funds are required to redeem their shares at a price based upon their then-current net asset value (except during periods when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the mutual fund’s shares trading at a discount from, or a premium, to, net asset value. The shares of closed-end funds, on the other hand, are bought and sold, in the securities markets at prevailing market prices, which may be equal to, less than, or more than net asset value.

3. Raising Capital; Cash Reserves. Closed-end investment companies may not issue new shares at a price below net asset value except in rights offerings to existing shareholders, in payment of distributions, and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to net asset value. The shares of open-end investment companies, on the other hand, are usually offered on a continuous basis at net asset value, or at net asset value plus a sales charge.

Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending upon the investment manager’s investment strategy. Most open-end investment companies maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. The maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company’s ability to achieve its investment objective.

4. Listing of Shares on Exchange. Closed-end funds typically list and trade their common shares on an exchange or other securities market such as the NYSE, Chicago Stock Exchange or NASDAQ. Open-end fund shares are not listed on an exchange or other securities market and continuously offer their shares.

5. Underwriting; Brokerage Commission or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the Fund, or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at net asset value, without a sales charge, with the fund’s investment advisor or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.

6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses. One service that is generally offered by a family of open-end funds is enabling shareholders to exchange their investment from one fund into another fund that is part of the same family of open-end funds at little or no cost to the shareholders.

7. Leverage. Open-end investment companies are prohibited by the 1940 Act from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations (including a 200% asset coverage test), and are not limited to borrowings from banks.

8. Annual Shareholders Meetings. Closed-end funds which are generally listed on an exchange or other securities market are generally required by the rules of the exchange or securities market to hold annual meetings of its shareholders. Typically, open-end funds are organized in state jurisdictions that do not require annual shareholder meetings and are only required to hold shareholder meetings for certain 1940 Act matters.

9. Redemption of Small Accounts. Open-end investment companies typically require minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts. An open-end investment company may reserve the right to redeem all the shares of any shareholder whose account has a net asset value below a certain level (e.g., $500).

EXHIBIT H

ADVANCE NOTICE REQUIREMENTS FOR
DWS HIGH INCOME TRUST

The following is an excerpt from the Amended and Restated By-Laws for DWS High Income Trust. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS High Income Trust. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.9	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable Shares at the meeting and (C) has complied with the procedures set forth in this Section 9.9(a). The requirements of this Section 9.9 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.9, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than

5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.9(a)(2) or Section 9.9(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 9.9(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of Shares supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.10 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 9.9(a)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.9 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 9.9, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable Shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.9 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.9(a) of these By-laws shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.9. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.9 shall be eligible for election by Shareholders as Trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.9, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 9.9, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 9.9.

9.10	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
DWS HIGH INCOME TRUST
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2009
P
R
O
X
Y
The undersigned hereby appoints John Millette, Christopher Jackson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 28, 2009, at 1:00 p.m., Eastern time, and at any adjournments thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED: (1) FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES; AND (2) AGAINST CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY AND AUTHORIZING CERTAIN RELATED AMENDMENTS TO THE FUND’S DECLARATION OF TRUST.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

THE FUND OFFERS SHAREHOLDERS OF RECORD
THREE WAYS TO SUBMIT YOUR PROXY
TELEPHONE PROXY
This method of submitting a proxy is available for residents of the U.S., Puerto Rico and Canada. On a touch tone telephone, call TOLL FREE 1-800-850-5909, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on May 27, 2009.
INTERNET PROXY
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on May 27, 2009.
PROXY BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1102, New York, NY 10269-0646. If you are submitting your proxy by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in this example

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

THE BOARD RECOMMENDS A VOTE AGAINST CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY
AND AUTHORIZING CERTAIN RELATED AMENDMENTS TO THE FUND’S DECLARATION OF TRUST.

1.	Election of Board Members:
		Class I	FOR all nominees	WITHHOLD
		(01) Dawn-Marie Driscoll	listed (except as noted	authority to vote
		(02) Keith R. Fox	on the line below)	for all nominees
		(03) Richard J. Herring (04) William N. Searcy, Jr. (05) Robert H. Wadsworth	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2.	Convert the Fund from a closed-end investment company to an open-end investment company and authorize certain related amendments to the Fund’s Declaration of Trust.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2009:

The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/dws
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Date	,	2009

Signature

Signature (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.